SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT

MARCH 12, 2003

COMMISSION FILE NUMBER: 0-23256

JAMESON INNS, INC.

Georgia
(State or other Jurisdiction of Incorporated or Organization)
8 Perimeter Center East
Suite 8050
Atlanta, GA 30346
(Address of Principal Executive Offices)
(Zip Code)
58-2079583
(IRS employer identification no.)
770-901-9020
(Registrant’s Telephone Number Including area code)

ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS

(c)	Exhibits

99.1	Press Release Announcing February 2003 Hotel Statistics

ITEM 9.    REGULATION FD DISCLOSURE

On March 12, 2003, Jameson Inns, Inc. issued a press release announcing February 2003 hotel statistics. A copy of the press release is filed as an exhibit to this report and is incorporated by reference herein.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this amendment to be signed on its behalf by the undersigned, thereto duly authorized.

JAMESON INNS, INC.

Dated as of March 12, 2003	By:	Craig R. Kitchin
/s/ Craig R. Kitchin Its: President & Chief Financial Officer